DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     The second half of 1997 was good to fixed income investors. Sliding inflation levels in the U.S. plus falling asset and currency values throughout Asia helped lower yields and raise bond prices.The Lexington GNMA Income Fund, which invests both in government-guaranteed mortgages and U.S. Treasury securities, was well positioned to participate in the rally. The Fund's share price increased from $8.12 on June 30th to $8.40 by year end. Moreover, the Fund paid out 25.7 cents in dividends during the period. For all of 1997, Lexington GNMA Income Fund shareholders enjoyed a 10.2%* total rate of return which ranked it as the number one GNMA fund as measured by Lipper Analytical Services, Inc.

     The party in the U.S. bond market has continued into 1998. The problems in Asia are worsening despite considerable efforts by the International Monetary Fund (IMF) to pump some liquidity into those economies. Meanwhile, the news on inflation just keeps getting better. A sub-2% annual rate of increase in the Consumer Price Index is now likely for some time to come. That makes sub-6% U.S. Treasury bond yields and sub-7% GNMA mortgage rates look attractive.

     We look for the Federal Reserve to lower short term interest rates in the months ahead. As the keeper of the world's reserve currency, the Fed has an obligation to assure liquidity in times of crisis. One way to do that would be to lower the Federal Funds Rate and that would spur bond prices to new heights. Accordingly, we are keeping the Fund's average maturity relatively long. So, the Fund's share price will be quite sensitive to interest rate changes. That is, if interest rates fall further, the share price will rise and, if interest rates rise, the share price will fall.

     At the close of 1997, about 7% of the Fund's assets were invested in U.S. Treasury bonds with an average maturity in excess of twenty years. The remainder of the portfolio consisted of lower coupon single family mortgages and multi-family mortgage loans with varying degrees of call protection. Accordingly, we think the portfolio is better structured than most to withstand the imminent increase in mortgage prepayments. Since loans are refinanced at par rather than the higher market quotes used to determine a fund's net asset value, high mortgage prepayments usually have a negative impact on the relative performance of a mortgage fund. Also, prepayments tend to be reinvested at the lower current market yields. This tends to reduce dividend per share payouts.

     We have a positive outlook for the bond market through the first half of 1998 and the Fund is positioned to perform well in a rally. We wish to thank all our shareholders for their continued loyalty. The management of your Fund will continue to strive to earn your support.



                                                     Sincerely,



/s/ Denis P. Jamison                                 /s/ Robert M. DeMichele
--------------------                                 -----------------------
    Denis P. Jamison                                     Robert M. DeMichele
    Portfolio Manager                                    President
    February, 1998                                       February, 1998



--------------------------------------------------------------------------------

[The following table represents a line chart in the printed piece.]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     LEXINGTON GNMA INCOME FUND, INC., AND
         THE UNMANAGED LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

               Year                Lexington GNMA          LBMBSI
           =========================================================
               12/31/87               $10,000             $10,000
               12/30/88               $10,690             $10,872
               12/31/89               $12,357             $12,541
               12/31/90               $13,498             $13,885
               12/31/91               $15,623             $16,068
               12/30/92               $16,433             $17,188
               12/31/93               $17,758             $18,364
               12/31/94               $17,390             $18,068
               12/31/95               $20,158             $21,103
               12/30/96               $21,309             $22,232
               12/31/97               $23,484             $24,342



                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/97
--------------------------------------------------------------------------------
FUND NAME                          1 YEAR         5 YEAR         10 YEAR
--------------------------------------------------------------------------------
LEXINGTON GNMA                     10.20%         7.40%           8.91%
INCOME FUND
--------------------------------------------------------------------------------
LEHMAN BROTHERS                     9.49%         7.21%           9.30%
MORTGAGE-BACKED
SECURITIES INDEX
--------------------------------------------------------------------------------


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Lehman Brothers Mortgage-Backed Securities Index. Results for the Fund and the Lehman Brothers Mortgage-Backed Securities Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

* 10.20%, 7.40% and 8.91% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1997. For the one, five, and ten year periods ended December 31, 1997, the Fund ranked #1 out of 51 funds, #2 out of 29 funds, and #5 out of 24 funds, respectively. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)

December 31, 1997
                                                                STATED                PRINCIPAL             VALUE
COUPON                                                         MATURITY                AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 93.7%
10.25% ..................................................       8/2029              $ 1,011,575       $  1,096,921
9.50 ....................................................       3/2023                1,985,479          2,130,658
9.25 ....................................................    1/2026-8/2029            5,987,318          6,404,224
9.00 ....................................................   5/2020-11/2027              980,774          1,051,751
8.75 ....................................................   9/1998-10/2023            3,368,667          3,576,901
8.50 ....................................................    6/2022-1/2023            1,638,743          1,693,512
8.25 ....................................................   3/2001-10/2038            9,207,601          9,629,590
8.25* ...................................................   5/2038-10/2038              628,257            642,292
8.20 ....................................................    4/2012-5/2017           10,947,263         11,499,852
8.15 ....................................................   12/2011-9/2015           10,431,665         10,945,440
8.125 ...................................................    5/2026-6/2039           11,342,114         11,660,030
8.125* ..................................................    3/2036-6/2039            2,590,140          2,647,622
8.10 ....................................................    6/2012-7/2012            1,840,853          1,929,434
8.00 ....................................................   10/2012-11/2038           5,629,184          5,789,550
8.00* ...................................................   11/2030-11/2038           1,082,424          1,107,814
7.875 ...................................................    6/2021-7/2038            5,184,063          5,235,635
7.875* ..................................................    6/2021-7/2038            2,857,663          2,894,729
7.75 ....................................................    8/2014-3/2032            1,400,895          1,434,995
7.75* ...................................................       8/2014                  658,977            671,300
7.70 ....................................................       8/2013                  848,986            881,086
7.65 ....................................................   12/2012-4/2031            3,918,324          4,021,218
7.625 ...................................................       8/2032                1,545,588          1,581,322
7.50 ....................................................       4/2013                1,254,457          1,295,616
7.25 ....................................................       8/2022                2,137,196          2,185,284
7.20 ....................................................       6/2014                2,918,300          2,984,866
7.00 ....................................................   5/2026-11/2027           49,450,503         49,889,427
6.75 ....................................................    6/2013-8/2017              746,387            756,461
6.70 ....................................................       12/2014                 370,111            374,737
6.65 ....................................................   12/2013-2/2015            1,688,860          1,706,335
6.55 ....................................................       11/2013                   6,712              6,763
5.65 ....................................................       7/2029                  481,691            418,127
                                                                                                      ------------
TOTAL GNMA CERTIFICATES  (cost $143,665,169) ..................................................        148,143,492
                                                                                                      ------------
U.S. GOVERNMENT OBLIGATIONS: 10.6%
U.S. Treasury Bills, 5.00%, due 02/26/98 .........................................    1,400,000          1,389,111
U.S. Treasury Bonds, 6.00%, due 02/15/26 .........................................   11,000,000         10,977,230
U.S. Treasury Notes, 7.00%, due 07/15/06 .........................................    4,000,000          4,316,880
                                                                                                      ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $16,555,964) ..........................................         16,683,221
                                                                                                      ------------
TOTAL INVESTMENTS: 104.3% (cost $160,221,133+)(Note 1) ........................................        164,826,713

Liabilities in excess of other assets: (4.3%) .................................................         (6,755,941)
                                                                                                      ------------
TOTAL NET ASSETS: 100% (equivalent to $8.40 per share on 18,817,784 shares outstanding) .......       $158,070,772
                                                                                                      ============

*Construction loan securities (Note 1).
+Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value
   (cost $160,221,133) (Note 1) ...........................       $ 164,826,713
Cash ......................................................              18,386
Receivable for shares sold ................................             679,041
Interest receivable .......................................           1,256,853
                                                                  -------------
       Total Assets .......................................         166,780,993
                                                                  -------------

LIABILITIES
Due to Lexington Management Corporation
   (Note 2) ...............................................              78,813
Payable for investment securities purchased ...............           8,221,559
Payable for shares redeemed ...............................             213,160
Distributions payable .....................................             106,825
Accrued expenses ..........................................              89,864
                                                                  -------------
       Total Liabilities ..................................           8,710,221
                                                                  -------------

NET ASSETS (equivalent to $8.40 per share on
  18,817,784 shares outstanding) (Note 3) .................       $ 158,070,772
                                                                  =============

NET ASSETS consist of:
Capital stock--authorized 100,000,000 shares
  $.01 par value per share ................................       $     188,178
Additional paid-in capital (Note 1) .......................         154,331,238
Undistributed net investment income
  (Note 1) ................................................                 404
Accumulated net realized loss on investments
  (Notes 1 and 5) .........................................          (1,054,628)
Unrealized appreciation on investments ....................           4,605,580
                                                                  -------------
                                                                  $ 158,070,772
                                                                  =============

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
Interest income ..............................                    $   10,453,919

EXPENSES
   Investment advisory fee (Note 2) ..........  $   859,774
   Transfer agent and shareholder
     servicing expense (Note 2) ..............      274,525
   Accounting expenses (Note 2) ..............      104,755
   Printing and mailing expenses .............       40,244
   Professional fees .........................       35,464
   Registration fees .........................       26,835
   Custodian expense .........................       24,764
   Computer processing fees ..................       19,556
   Directors' fees and expenses ..............       17,398
   Other expenses ............................       48,809
                                                -----------
     Total expenses ..........................                         1,452,124
                                                                  --------------
       Net investment income .................                         9,001,795

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 4)
   Net realized gain on investments ..........                         2,716,315
   Net change in unrealized
     appreciation of investments .............                         2,258,584
                                                                  --------------
       Net realized and
         unrealized gain .....................                         4,974,899
                                                                  --------------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ............................                    $   13,976,694
                                                                  ==============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                                  1997             1996
                                             -------------    -------------
Net investment income ....................   $   9,001,795    $   8,297,434
Net realized gain on investments .........       2,716,315        1,733,533
Net change in unrealized appreciation
   of investments ........................       2,258,584       (3,035,171)
                                             -------------    -------------
   Increase in net assets
     resulting from operations ...........      13,976,694        6,995,796

Distributions to shareholders from
   net investment income .................      (9,107,074)      (8,115,172)
Increase in net assets from capital
   share transactions (Note 3) ...........      19,424,028        4,215,069
                                             -------------    -------------

     Net increase in net assets ..........      24,293,648        3,095,693

NET ASSETS
   Beginning of period ...................     133,777,124      130,681,431
                                             -------------    -------------

   End of period (including
     undistributed net
     investment income of
     $404 and $9,290,
     1997 and 1996, respectively) ........   $ 158,070,772    $ 133,777,124
                                             =============    =============


  The Notes to Financial Statements are an integral part of these statements.


LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING POLICIES
Lexington GNMA Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     WHEN-ISSUED SECURITIES The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed--generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

     CONSTRUCTION LOAN SECURITIES The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (Continued)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operatons during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER
    TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $223,510, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK
Transactions in capital stock were as follows:

                              Year ended                    Year ended
                           December 31, 1997             December 31, 1996
                     ----------------------------------------------------------
                       Shares          Amount          Shares         Amount
                     ----------     -----------      ----------     -----------
Shares sold .......   5,059,013    $ 41,657,370       4,079,533    $ 33,104,861
Shares issued on
   reinvestment
   of dividends         916,291       7,517,813         753,267       6,088,504
                     ----------     -----------      ----------     -----------
                      5,975,304      49,175,183       4,832,800      39,193,365
Shares redeemed ...  (3,624,917)    (29,751,155)     (4,312,315)    (34,978,296)
                     ----------     -----------      ----------     -----------
Net increase ......   2,350,387    $ 19,424,028         520,485    $  4,215,069
                     ==========     ===========      ==========     ===========

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $231,217,041 and $215,860,626, respectively.

At December 31,1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,681,862 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $76,282.

5.  FEDERAL INCOME TAXES--CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1997 are: $1,054,628 expiring in 2003. To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.


FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                          Year ended December 31,
                                                    -------------------------------------------------------------
                                                      1997          1996         1995         1994         1993
                                                    --------      --------     --------     --------     --------
Net asset value, beginning of period ............   $   8.12      $   8.19     $   7.60     $   8.32     $   8.26
                                                    --------      --------     --------     --------     --------
Income from investment operations:
   Net investment income ........................       0.51          0.53         0.58         0.55         0.59
   Net realized and unrealized
     gain (loss) on investments .................       0.29         (0.08)        0.59        (0.72)        0.06
                                                    --------      --------     --------     --------     --------
Total income (loss) from investment operations ..       0.80          0.45         1.17        (0.17)        0.65
                                                    --------      --------     --------     --------     --------

Less distributions:
   Distributions from net investment income .....      (0.52)        (0.52)       (0.58)       (0.55)       (0.59)
                                                    --------      --------     --------     --------     --------
Net asset value, end of period ..................   $   8.40      $   8.12     $   8.19     $   7.60     $   8.32
                                                    ========      ========     ========     ========     ========
Total return ....................................     10.20%         5.71%       15.91%       (2.07%)       8.06%
Ratio to average net assets:
   Expenses .....................................      1.01%         1.05%        1.01%        0.98%        1.02%
   Net investment income ........................      6.28%         6.56%        7.10%        6.90%        6.96%
Portfolio turnover ..............................    134.28%       128.76%       30.69%       37.15%       52.34%
Net assets at end of period(000's omitted) ......   $158,071      $133,777     $130,681     $132,108     $149,961

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington GNMA Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington GNMA Income Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington GNMA Income Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON
GNMA INCOME FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


  ------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
  ------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
  ------------------------------------------------------------------------------





--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                    LEXINGTON
--------------------------------------------------------------------------------


================================================================================

                                    LEXINGTON
                                      GNMA
                                     INCOME
                                   FUND, INC.
--------------------------------------------------------------------------------
                           An investment primarily in
                              mortgage-backed GNMA
                        Certificates that are guaranteed
                           as to the timely payment of
                          principal and interest by the
                            United States Government.
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies

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